2
                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.)

         Filed by the Registrant  [X]

         Filed by a Party other than the Registrant  [ ]

         Check the appropriate box:

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         [ ]  Definitive Additional Materials
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- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                             CTB INTERNATIONAL CORP.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
    (Name of Person (s) Filing Proxy Statement, if other than the Registrant)

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



March 27, 2002



To the Shareholders of CTB International Corp.:

         You are cordially invited to attend the Annual Meeting of Shareholders of CTB International Corp. (the "Company")to be held on Tuesday, April 30, 2002, at 10:00 a.m. E.S.T./C.D.T., at the CTB Conference Center, State Road 15 North, Milford, Indiana.

         At the meeting, Shareholders will vote on the election of eight persons to the Board of Directors, approve the amendment of the CTB International Corp. Stock Incentive Plan, and ratify the selection of Deloitte & Touche LLP as independent accountants for the coming year. Details can be found in the accompanying Notice and Proxy Statement.

         We hope you are planning to attend the Annual Meeting personally, and we look forward to meeting with you. However, because the vote of each Shareholder is of utmost importance, we kindly request that you complete, date and sign your proxy card and return it to us promptly in the enclosed envelope, whether or not you currently plan to attend the Annual Meeting. You may revoke your proxy at any time before it is voted by giving written notice to the Secretary of the Company, by filing a properly executed proxy bearing a later date, or by voting in person at the Annual Meeting.

         On behalf of the Board of Directors and management of CTB International Corp., I would like to extend our appreciation for your continued support and confidence.

                                  Yours truly,

                                  CTB INTERNATIONAL CORP.



                                  Victor A. Mancinelli
                                  President and
                                  Chief Executive Officer

                             CTB International Corp.
                               State Road 15 North
                             Milford, IN 46542-2000
                                  574-658-4191

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF CTB INTERNATIONAL CORP.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CTB International Corp. (the "Company"), will be held at the CTB Conference Center, State Road 15 North, Milford, Indiana, on Tuesday, April 30, 2002, at 10:00 a.m. E.S.T./C.D.T. for the following purposes:

1.   To elect directors for designated terms of one (1) year.

2. To approve the amendment of the CTB International Corp. Stock Incentive Plan (the "Stock Plan") to increase the number of authorized shares of Common Stock available under the Stock Plan by 500,000 shares.

3. To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as independent accountants for the Company for the year ending December 31, 2002.

4. To transact any other business that may properly be brought before the meeting or any adjournment thereof.

     The Shareholders of record, as of the close of business on March 13, 2002, of the Company's common stock, are entitled to notice of, and to vote at, the Annual Meeting and all adjournments thereof.

                                  By Order of the Board of Directors,



                                  Michael J. Kissane
                                  Secretary

March 27, 2002
Milford, Indiana

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

PLEASE COMPLETE, SIGN, DATE, AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                             CTB INTERNATIONAL CORP.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 30, 2002

         The enclosed proxy accompanying this Proxy Statement is solicited by and on behalf of the Board of Directors of CTB International Corp. (the "Company") for use at the 2002 Annual Meeting of Shareholders to be held on April 30, 2002 at 10:00 a.m. E.S.T./C.D.T. at the Company's Conference Center in Milford, Indiana, or any adjournment thereof. This Proxy Statement and accompanying form of proxy were first mailed on or about March 27, 2002 to Shareholders of record (the "Shareholders" or, individually, "Shareholder") as of March 13, 2002 (the "Record Date").

         The only outstanding class of voting securities of the Company is its common stock, par value $0.01 per share (the "Common Stock"). There were 10,872,162 shares of the Company's Common Stock outstanding as of the close of business on March 13, 2002. A majority of the outstanding shares of Common Stock, present in person or by proxy and entitled to vote, will constitute a quorum for the transaction of business at the Annual Meeting. Shareholders shall be entitled to cast one vote per share for election of directors and one vote per share on all other matters. Unless revoked, a proxy will be voted at the meeting in accordance with the instructions of the Shareholder in the proxy, or, if no instructions are given, for the election as directors of all nominees listed under Proposal 1 and for Proposals 2 and 3. Election of directors will be determined by the vote of a plurality of the votes cast on such election. Approval of Proposal 2 will be subject to the affirmative vote of a majority of the total votes cast on the proposal. Approval of Proposal 3 will be subject to the vote of a greater number of votes cast favoring approval than the votes cast opposing it.

         A proxy may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a specific proposal. This could occur, for example, when a broker is not permitted to vote shares held in street name on certain proposals in the absence of instructions from the beneficial owner. Shares that are not voted with respect to a specific proposal will be considered as not present and entitled to vote on such proposal, even though such shares will be considered present for purposes of determining a quorum and voting on other proposals. Abstentions on a specific proposal will be considered as present, but not as voting in favor of such proposal. As a result, with respect to Proposals 1 and 3, neither broker non-votes nor abstentions will affect the determination of whether such proposals will be approved. With respect to Proposal 2, broker non-votes will not affect the determination of whether such proposal will be approved, but abstentions will have the effect of voting against such proposal.

         A Shareholder who gives a proxy may revoke it at any time prior to its exercise by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. The proxy may also be revoked if the Shareholder attends the meeting and elects to vote in person. Proxies that are signed but unmarked will be voted as recommended by the Board of Directors. The Company will pay all expenses in connection with the solicitation of proxies.

Principal Shareholders

         The following table sets forth certain information with respect to the beneficial ownership of the Common Stock as of March 13, 2002, except as otherwise noted, for (i) each person (including any group) known by the Company to beneficially own more than 5% of the Common Stock, (ii) each of the Company's directors, (iii) the Company's Chief Executive Officer, (iv) each of the Company's four other most highly compensated executive officers for 2001, and
(v) all current directors and executive officers as a group. Unless otherwise noted, the address of each of the Shareholders named below is the Company's principal executive office, shares are owned directly, and the indicated person has sole voting and investment power.

                                                        Number           Percent
                                                        Of               Of
         Name of Beneficial Owner                       Shares (1)       Shares
         ------------------------                       ----------       -------

         State of Wisconsin Investment Board (2).......    770,000          7.1%
         P.O. Box 7842
         Madison, WI  53707

         Wynnefield Partners (3).......................    723,500          6.7%
         450 Seventh Avenue
         Suite 509
         New York, NY  10123

         American Securities Partners..................  4,127,189         38.0%
         G.P. (Management) Corp. (4)
         The Chrysler Center
         666 Third Avenue
         29th  Floor
         New York, NY  10017-4011

         ASP/CTB G.P. Corp (5).........................    454,706          4.2%
         The Chrysler Center
         666 Third Avenue
         29th Floor
         New York, NY  10017-4011

         Michael G. Fisch (4) (5)......................  4,581,895         42.1%

         Charles D. Klein (4) (5)......................  4,581,895         42.1%

         Caryl M. Chocola (6)..........................  1,470,501         13.5%

         J. Christopher Chocola........................    760,371          7.0%

         Larry D. Greene...............................     12,698          0.1%

         Frank S. Hermance.............................     16,698          0.2%

         David L. Horing...............................        ---           ---

         Victor A. Mancinelli..........................    220,000          2.0%

         Don J. Steinhilber............................    113,707          1.0%

         Mark A. Lantz.................................     56,352          0.5%

         George W. Murdoch.............................     53,065          0.5%

         Douglas J. Niemeyer...........................         --            --

         All directors and executive
            officers as a group........................  7,358,449         67.7%

(1) Includes the following shares that may be purchased pursuant to stock options that are currently exercisable or exercisable within 60 days: Mr. Chocola - 58,048; Mr. Greene - 12,698; Mr. Hermance - 12,698; Mr. Mancinelli - 220,000; Mr. Steinhilber - 53,536; Mr. Lantz - 43,536; Mr. Murdoch - 52,465; and all directors and executive officers as a group - 472,493.

(2) Based on Schedule 13G dated February 15, 2002, which indicates as of December 31, 2001, State of Wisconsin Investment Board had sole voting power over 770,000 shares, shared voting power over no shares, sole dispositive power over 770,000 shares and shared dispositive power over no shares.

(3) Based on Schedule 13G dated January 25, 2001, which indicates as of December 27, 2000, Wynnefield Partners Small Cap Value, L.P., Wynnefield Partners Small Cap Value, L.P.I, Wynnefield Small Cap Value Offshore Fund, Ltd., and Channel Partnership II, L.P. had sole voting power over 723,500 shares, shared voting power over no shares, sole dispositive power over 723,500 shares and shared dispositive power over no shares.

(4) Shares of Common Stock shown as beneficially owned by American Securities Partners G.P. (Management) Corp. are owned of record by American Securities Partners, L.P., of which American Securities Associates, L.P., ("ASALP") is the sole general partner and possesses sole voting and investment power. American Securities Partners G.P. (Management) Corp. is the sole general partner of ASALP and possesses sole voting and investment power. Messrs. Klein and Fisch as Shareholders of American Securities Partners G.P. (Management) Corp., may be deemed to have beneficial ownership of the shares shown as beneficially owned by American Securities Partners G.P. (Management) Corp. Such persons disclaim beneficial ownership of such shares.

(5) Shares of Common Stock shown as beneficially owned by ASP/CTB G.P. Corp. are owned of record by ASP/CTB L.P. of which ASP/CTB G.P. Corp. is the sole general partner and as to which it possesses sole voting and investment power. Messrs. Klein and Fisch, as Shareholders of ASP/CTB G.P. Corp., may be deemed to have beneficial ownership of the shares shown as beneficially owned by ASP/CTB G.P. Corp. Such persons disclaim beneficial ownership of such shares.

(6) Shares of Common Stock shown as beneficially owned by Caryl M. Chocola are owned of record by the "Caryl M. Chocola Michigan Trust," of which Caryl M. Chocola is the sole beneficiary.

PROPOSAL NO. 1 - Election of Directors

         The Company's Bylaws provide for a Board of eight (8) members. Directors are elected annually by a plurality of votes by the Shareholders present or represented at the annual meeting and entitled to vote. Each director holds office for a term of one year or until his/her successor is elected and qualified. The Board of Directors has nominated and recommends the election of the eight nominees listed below. All current directors are being re-nominated for election to another term as a director. The name, age, business background and tenure as a director of the Company of each nominee are set forth below. If, at the time of the meeting, any of such nominees should be unable to or decline to serve, the discretionary authority provided in the proxy will be exercised to vote for a substitute or substitutes chosen by the Board. The nominees for director have consented to serve, if elected, and the Company has no reason to believe that any substitute nominee or nominees will be required. Unless authority to vote for a nominee is expressly withheld, the accompanying Proxy will be voted FOR the nominees named below.

                Principal Occupation and Business Experience           Director
Nominees        During the Past Five Years                      Age    Since
--------        ----------------------------------------------------------------

Caryl M.        Private  investor. Manager of  Kel-Chris Farm   63     1976
Chocola         LLC, a  horse  breeding  operation.  Director
                of Oakwood Christian Leadership Academy, Inc.
                since  July 2001. President  of  K.C.  Equine
                Systems Inc., a provider of fencing and horse feeder equipment from 1993 to 2002. Director of the Company and its predecessor since 1976.

J. Christopher  Chairman  of  the  Board   since  April  1999.  40     1991
Chocola         President of the Company from February 1996 to         (1)(4)
                April  1999  and  Chief  Executive  Officer of
                the Company and  its  predecessor  from  March
                1994 to April 1999. Executive  Vice  President
                of  the Company  from  July  1993 to  February
                1994.  General   Manager  of  the   Chore-Time
                division  from November  1993  to  July  1996.
                General Manager of the Brock division from October 1991 to November 1993.

Michael G.      President  of  American   Securities   Capital  39     1995
Fitch           Partners,  L.P.,("ASCP") since 1994.  Director         (1)(3)(4)
                of  Anthony  International,  manufacturer   of
                glass  doors; Cambridge  International,  Inc.,
                manufacturer  of  metal  conveyor  belts;  DRL
                Holdings Inc., a  catalog  retailer;  El Pollo
                Loco,   Inc.,   a   quick-service   restaurant
                operator;  and   VUTEk Inc.,  manufacturer  of
                inkjet printers.

Larry D.        Manufacturing and financial  consultant  since  45     1997
Greene          January 2002. resident and Director of Complex         (2)(3)
                Tooling & Molding, Inc., an injection molder of plastic components, from 1998 through 2001.
                Senior Vice President of Tauber Enterprises, a private investment company, from 1992 until 1998.

Frank S.        Chairman of  the  Board  and  Chief  Executive  53     1997
Hermance        Officer of AMETEK,  Inc. (NYSE) a  diversified         (2)(3)
                industrial  company,  since  January 1,  2001.
                President and  Chief  Executive  Officer  from
                September 1999 to December 2000, President and
                Chief Operating Officer from  November 1996 to
                September 1999, Executive Vice  President  and
                Chief  Operating  Officer  from  January  1996
                until November 1996.  President  of  Precision
                Instruments Group  of  AMETEK, Inc. from  1994
                until November 1996, and Group Vice President from 1990 until 1994.

David L.        A   Managing  Director  of  ASCP  since  1995.  39     1995
Horing          Chairman    of    the    Board   of    Anthony         (1)(2)
                International, El Pollo Loco, Inc., and Miltex
                Instrument  Company,  Inc.,  a   supplier   of
                surgical and dental instruments, and Director of Caribbean Restaurants, Inc., a Burger King franchisee.

Charles D.      Managing   Director   of   ASCP   and/or   its  63     1995
Klein           affiliates since 1978. Director of AMETEK,
                Inc.

Victor A.       President and Chief  Executive  Officer of the  58     1999
Mancinelli      Company  since  April  1999.  Executive   Vice         (1)(4)
                President and Chief  Operating Officer of Gehl
                Company (NASDAQ) from November 1992  to  April
                1999.


(1) Member of the Executive Committee
(2) Member of the Audit Committee
(3) Member of the Compensation Committee
(4) Member of the Nominating Committee


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THESE NOMINEES AS DIRECTORS.

PROPOSAL NO. 2 - Amendment of the 1999 CTB International  Corp. Stock Incentive
                 Plan

         The Board of Directors adopted the amendment to the 1999 CTB International, Corp. Stock Incentive Plan (the "Stock Plan") on February 15, 2002, subject to approval by the Company's Shareholders. The amendment provides for an increase of 500,000 in the number of shares of the Company's Common Stock authorized for issuance as awards under the Stock Plan, from 500,000 to 1,000,000. The Board of Directors believes that in order to continue to recruit, retain and reward key employees, directors or consultants more directly for improvement in the Common Stock price, it is critical for the Company to maintain a flexible stock incentive plan, which is both responsive to the Company's growth and competitive with other stock incentive plans in the industry. The Board believes that the increase in the authorized shares will further these purposes. The Stock Plan is designed to permit the Company to take a deduction under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") with respect to performance-based awards. The Stock Plan is administered by the Compensation Committee (the "Compensation Committee") of the Board of Directors, which includes a sub-committee the members of which must consist solely of at least two individuals who are "outside directors" for purposes of Section 162(m) of the Code.

         The following is a summary of the principal features of the Stock Plan. The summary is qualified in its entirety by reference to the complete text of the Stock Plan, as proposed to be amended, set forth as Appendix A to this Proxy Statement. Shareholders are urged to read the actual text of the Stock Plan, as proposed to be amended, as set forth in Appendix A.

Summary of the Stock Plan

         Purpose. The Stock Plan is designed to encourage selected individuals to acquire proprietary interests in the Company and to motivate such individuals to exert their best efforts on behalf of the Company and its affiliates by providing incentives through the granting of awards under the Stock Plan.

         Participants. Key employees, directors and consultants to the Company and its affiliates of outstanding ability may be selected by the Compensation Committee to become Participants in the Stock Plan. The Company presently has up to approximately 200 officers, directors, employees and consultants who may be considered for incentive awards under the Stock Plan.

         Shares Subject to the Stock Plan. The Stock Plan, as amended, provides that 1,000,000 of the authorized shares of the Common Stock (including treasury shares) are available for issuance as awards under the Stock Plan and that the maximum number of shares that may be granted in a calendar year to any Participant shall be 300,000.

         In the event that an award of a stock option expires or is not exercised or any other award is forfeited, the shares of Common Stock allocated to such award are again available for grant under the Stock Plan.

         The Stock Plan restricts the number of shares that can be awarded as Performance-Based Awards (as described below) to 300,000 shares to any Participant in any calendar year and restricts the maximum amount that can be awarded as Performance-Based Awards to $200,000 in any calendar year.

         Term. No awards may be made after the tenth anniversary of the date the Board of Directors approved the Stock Plan (March 26, 1999).

         Awards. Unless otherwise determined by the Compensation Committee, an award shall not be transferable or assignable by a Participant otherwise than by will or by the laws of descent and distribution. An award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.

         In addition, the Stock Plan provides for individual maximum limits on the number of shares available for issuance in the form of stock options and Other Stock-Based Awards. These annual limits per Participant are 300,000 shares.

         The Stock Plan also provides that the Compensation Committee may specify performance targets in connection with awards. Such performance targets would be with respect to the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per share; (v) book value per share; (vi) return on shareholders' equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital and (xviii) return on assets. These performance targets further ensure that the incentive goals are aligned with shareholder interests.

         The forms of the awards that may be granted under the Stock Plan are:

                  Stock options. The Compensation Committee may award a stock option in the form of an "incentive" stock option (as defined in Section 422 of the Code) or a non-qualified stock option. Such awards expire no more than ten years after the date they are granted. The exercise price per share of Common Stock, which may be purchased pursuant to an option, is determined by the Compensation Committee, but shall not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted. The exercise price is payable, as a Participant may elect, in cash, by tendering shares of already owned Common Stock (which shares have been held by the Participant for more than six months (or such other period as established by the Compensation Committee), or any combination thereof, or by delivery of irrevocable instruments to a broker to deliver to the Company.

                  Other Stock-Based Awards. The Compensation Committee may grant other types of awards of Common Stock, or awards based in whole or in part by reference to the fair market value of Common Stock. Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Compensation Committee shall determine (including, without limitation, the right to receive one or more shares of Common Stock (or the equivalent cash value of such shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives). Other Stock-Based Awards may be granted alone or in addition to any other awards granted under the Plan. The Compensation Committee shall determine whether Other Stock-Based Awards shall be settled in cash, Common Stock or any combination thereof.

         During the time that the Stock Plan has been in effect, the nominees for director and the executive officers named in the Summary Compensation Table have received options to purchase the indicated numbers of shares of Common Stock under the Stock Plan as follows: Mr. Greene - 10,000; Mr. Hermance - 10,000; Mr. Mancinelli, President, Chief Executive Officer and Director - 300,000; Mr. Lantz, Vice President Grain Systems Business - 20,000; and Mr. Niemeyer, Vice President Egg Production Systems - 10,000. All current executive officers as a group have been granted options under the Stock Plan to purchase 350,000 shares of Common Stock. All current directors who are not executive officers as a group have been granted options under the Stock Plan to purchase 20,000 shares of Common Stock. Additionally, 2,000 options have been received by all employees of the Company as a group, other than executive officers, pursuant to the Stock Plan. The preceding numbers represent all option grants pursuant to the Stock Plan up to March 13, 2002 and do not include any options, which have been canceled or forfeited.

         Adjustments. In the event of any change in the outstanding shares by reason of any share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or any other corporate exchange, combination or transaction, or any distribution to Shareholders of shares other than regular cash dividends, the Compensation Committee may make an equitable adjustment in (i) the number or kind of shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding awards, (ii) the option exercise price and/or (iii) any other affected terms of such awards.

         In addition, except as otherwise provided in an award agreement, in the event of a Change in Control (as defined in the Stock Plan attached hereto as Appendix A), the Compensation Committee in its sole discretion and without liability to any person may take such actions, if any, as it deems necessary or desirable with respect to any award (including, without limitation, (i) the acceleration of an award, (ii) the payment of an amount, made in cash or stock, in exchange for the cancellation of an award, (iii) the termination of an award after a Participant has been afforded a certain period of time to exercise such award following the Change in Control, and/or (iv) the requiring of the issuance of substitute awards that will substantially preserve the value, rights and benefits of any affected awards previously granted hereunder) as of the date of the consummation of the Change in Control.

         Amendment and Termination. The Board of Directors may amend, alter or discontinue the Plan at any time, without Shareholder approval, unless such amendment would increase the total number of shares reserved for issuance under the Stock Plan or change the maximum number of shares for which awards may granted to any Participant. In addition, the Board of Directors may not amend the Plan in such a manner that would impair the rights or obligations under any award previously granted to any Participant without such Participant's approval and may not amend, alter or discontinue the adjustment provision of the Stock Plan pertaining to a Change in Control after the occurrence of a Change in Control.

Federal Income Tax Consequences

         The following describes the general U.S. federal income tax consequences of the various awards. Participants who receive awards under the Stock Plan should consult their own tax advisors regarding the federal, state and local income tax consequences of receipt and/or exercise of such awards or the distribution of shares acquired as a result of an award.

         Taxation of Ordinary Income and Capital Gains

                  Subject to certain exceptions, the maximum rate of tax on "net capital gains" from the sale or exchange of capital assets is 20%. "Net capital gain" is the excess of net long-term capital gain over net short-term capital loss. Short-term capital gains are taxed at the same rates applicable to ordinary income. Gains or losses from the sale or exchange of capital assets will be "long-term" if the capital asset was held for more than one year and "short term" if the capital asset was held for one year or less. For taxpayers with certain income levels, the marginal tax rate applicable to ordinary income can range up to 38.6%. The classification of income as ordinary income or capital gain is also relevant for income tax purposes for taxpayers who have capital losses and investment interest.

         Non-Qualified Stock Options

                  A Participant who is granted a Non-Qualified Stock Option does not recognize taxable income upon the grant of the Option, and the Company is not entitled to a tax deduction. The Participant will recognize ordinary income upon the exercise of the Non-Qualified Stock Option in an amount equal to the excess of the fair market value of the Shares on the exercise date over the Exercise Price. Such income will be treated as compensation to the Participant subject to applicable withholding requirements. The Company is generally entitled to a tax deduction in an amount equal to the amount taxable to the Participant as compensation income in the year the income is taxable to the Participant.

                  The Participant will also be required to recognize gain or loss upon the sale of the Shares. If the selling price of the Shares exceeds the Participant's basis in the shares, the Participant will recognize long-term capital gain if the Shares were held for more than one year, and short-term capital gain if the Shares were held for one year or less. If the selling price of the Shares is less than the Participant's basis in the Shares, the Participant will recognize long-term capital loss if the Shares were held for more than one year, and short-term capital loss if the Shares were held for one year or less. The Participant's basis in the Shares will equal the amount of ordinary income recognized by the Participant upon exercise of the Non-Qualified Stock Option, plus any cash paid to exercise the Option. If all or part of the option price was paid with previously owned Shares, the Participant's basis in the option Shares is as follows: the number of Shares received upon the exercise of the Option equal to the number of previously owned Shares used to exercise the Option will have the same basis to the Participant as the previously owned Shares, and the remaining option Shares will have a basis equal to the amount of the gain recognized by the Participant upon the exercise of the Options, plus the amount of any cash paid to exercise the Option.

         Incentive Stock Options

                  A Participant who receives an Incentive Stock Option does not recognize taxable income upon the grant or exercise of the Incentive Stock Option, and the Company is not entitled to a tax deduction. The difference between the Exercise Price and the fair market value of the Shares on the date of exercise, however, will be treated as a tax preference item for purposes of determining the alternative minimum tax liability, if any, of the Participant in the year of exercise. The Company will not be entitled to a deduction with respect to any item of tax preference.

                  A Participant will recognize gain or loss upon the disposition of Shares acquired from the exercise of Incentive Stock Options. The nature of the gain or loss depends on how long the option shares were held. If the option shares are not disposed of pursuant to a "disqualifying disposition" (i.e., no disposition occurs within two years from the date the Incentive Stock Option was granted nor one year from the date of exercise), the Participant will recognize long-term capital gain or capital loss depending on the selling price of the Shares. If Shares are sold or disposed of as part of a disqualifying disposition, the Participant must recognize ordinary income in an amount equal to the lesser of the amount of gain recognized on the sale, or the difference between the fair market value of the Shares on the date of exercise and the Option Price. Any additional gain will be taxable to the Participant as a long-term or short-term capital gain, depending on how long the Shares were held. The Company is generally entitled to a deduction in computing its federal income taxes for the year of disposition in an amount equal to any amount taxable to the Participant as ordinary income pursuant to a "disqualifying disposition" by the Participant.

         Other Stock-Based Awards

                  The amount of cash and the fair market value of Shares received in payment of Other Stock-Based Awards, including Performance Based Awards, will be ordinary income to the Participant at the time of payment. However, any Participant who receives restricted stock, either as an Award or upon exercise of an Option or in payment of a Stock-Based Award, will realize as ordinary income at the time of the lapse of the restrictions an amount equal to the fair market value of the Shares at the time of such lapse (less the Option Price for such Shares if purchased by exercising an Option) unless an appropriate election pursuant to Section 83(b) of the Code is made. In such case, the Participant will recognize ordinary income as if the Shares had not been restricted. Unrestricted stock will be ordinary income to the Participant at the time such shares are issued. At the time the Participant realizes ordinary income under any of the circumstances described in this paragraph, the Company will, generally, subject to certain limitations imposed by the Code, be entitled to a deduction in the same amount as the ordinary income realized by the Participant.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO AMEND THE STOCK PLAN.

PROPOSAL NO. 3 - Ratification of Selection of Independent Accountants

         Subject to ratification by the Shareholders, the Board of Directors has selected Deloitte & Touche LLP as independent accountants for the Company for the year ending December 31, 2002. The Company has been advised by such firm that they are independent accountants with respect to the Company, within the meaning of the Securities Acts administered by the Securities and Exchange Commission and the requirements of the Independence Standards Board. Deloitte & Touche LLP served as independent accountants for the Company for the year ending December 31, 2001. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and to be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.


Information About the Board of Directors and Committees of The Board

         Board of Directors: The Board of Directors held five regular meetings during the last year. The Board has four standing committees: the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating Committee. Each Director has attended at least 75% of all committee and Board meetings.

(1) Executive Committee: The Executive Committee is responsible for meeting when required on short notice during intervals between meetings of the Board of Directors and has authority to exercise all of the powers of the Board of Directors in the management and direction of the affairs of the Company subject to specific directions of the Board of Directors and to the limitations of the Indiana Business Corporation Law. The Executive Committee met two times during the last year.

(2) Audit Committee: The Audit Committee is responsible for making recommendations to the Board of Directors regarding the selection of independent accountants to audit the Company's annual financial statements; conferring with the independent accountants and reviewing the scope and the fees of the annual audit; reviewing the Company's audited financial statements, accounting and financial procedures; monitoring the Company's internal control procedures and approving the nature and scope of non-audit services performed by the independent accountants. The Audit Committee met three times during the past year.

(3) Compensation Committee: The Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors on matters concerning compensation of management, executive officers and employees. The Compensation Committee met twice during the past year.

(4) Nominating Committee: The Nominating Committee is responsible for making recommendations to the Board of Directors regarding the selection of directors. The Nominating Committee met one time during the past year.

         Each director of the Company who is not an employee of the Company or an employee of American Securities, L.P. or its affiliates (hereafter collectively "American Securities") receives an annual fee of $10,000 plus a fee of $2,500 for each Board of Directors meeting attended and $2,500 for each committee meeting attended if not held concurrently with a meeting of the Board of Directors. Directors who are also employees of the Company or who are officers or employees of American Securities receive no remuneration for serving as directors. Each director who was entitled to compensation in 2001 and 1997 also was granted options to purchase 20,000 and 18,140 shares, respectively, of the Company's Common Stock at a price equal to the fair market value of the shares at the time of the grant, and subject to vesting in three to six years (for options granted in 2001) and vesting in seven (7) years with a five (5) year accelerated vesting schedule based on the Company achieving certain financial targets (for options granted in 1997).

         J. Christopher Chocola is the son of Caryl M. Chocola.


Executive Compensation

         The following Summary Compensation Table sets forth, for 1999, 2000 and 2001 certain information with respect to the compensation of the Company's President and Chief Executive Officer and the four other most highly compensated executive officers of the Company, based on salary and bonus earned during 2001, who served in such capacities for 2001.

                           Summary Compensation Table

                                                                       Long Term
                                                                      Compensation
                                                                      ------------
                                Annual Compensation                      Awards
                                                            Other       Securities         All
    Name and Principal                                      Annual      Underlying        Other
         Position           Year   Salary    Bonus (1)   Compensation    Options       Compensation (2)
         --------           ----   --------  ---------   ------------    -------       ----------------
                                     ($)       ($)          ($)           (#)                ($)
Victor A. Mancinelli        2001    350,000    248,333       -             -               14,694
President, Chief Executive  2000    300,000    465,000    2,959 (3)        -               28,200
Officer and Director        1999    222,885    159,894   27,061 (3)     300,000            12,957


Don J. Steinhilber          2001    128,850     70,797       -             -                9,585
Vice President,             2000    122,500    143,910       -             -               11,055
Chief Financial Officer     1999    118,500      5,910       -             -                6,232
and Treasurer

Mark A. Lantz               2001    138,375     55,336       -             -               10,309
Vice President              2000    122,922    144,313       -           20,000            11,052
Grain Systems Business      1999    106,000      5,388       -             -                5,522
of CTB

George W. Murdoch           2001    130,688     62,530       -             -                9,731
Executive Vice President    2000    127,500    146,664       -             -               11,507
International Business      1999    127,500      6,365       -             -                6,713
of CTB

Douglas J. Niemeyer        2001     113,300     83,545       -             -                8,656
Vice President             2000      34,199     38,474       -           10,000            73,356
Egg Production Systems of
CTB


(1) Includes amounts paid pursuant to the Management Incentive Compensation Plan and includes a holiday bonus of 5% of base salary payable in December to all employees with 1,000 hours of service for the twelve months ended November 30 and de minimis service awards for longevity.

(2) Includes amounts (i) contributed under the Profit Sharing Plan that are determined based on the Company's results of operations, and (ii) contributed as matching contributions under the 401(k) Plan. At the beginning of each year, the Board of Directors determines the rate, if any, that the Company will contribute to the Profit Sharing Plan for that year based on the achievement of certain financial targets for that year. The Company is not required to make any contribution to the Profit Sharing Plan if minimum levels of financial performance are not met. The contributions are allocated among eligible employees in proportion to their total qualified compensation. The Profit Sharing Plan also provides for the making of cash or deferred contributions pursuant to Section 401(k) of the Internal Revenue Code. Each year, the Company has the discretion to elect to make a matching contribution with respect to each employee. In 2001, the Company made contributions equal to 100% of the first 2% contributed by an employee and 50% on the next 2% contributed by an employee, up to a total matching contribution of 3% of base compensation. In


         2000 and 1999, the Company made contributions equal to 50% of the amount contributed by an employee up to a total matching contribution of 2% of base compensation. The Company maintains a group-term life insurance plan for substantially all salaried U.S. employees. The Company makes the premium payments on group-term life insurance policies that vary according to age and insurance coverage. The amount included as compensation for each named executive officer represents the value of coverage in excess of $50,000, in accordance with Internal Revenue Code Section 79, during the covered year. The 2001 amounts of all other compensation follow:


                                 Contributions      Contributions
                                     to the            To the       Group-Term
             Name              Profit Sharing Plan   401(k) Plan  Life Insurance
         --------------------- -------------------- ------------- --------------
                                      ($)               ($)              ($)
         Victor A. Mancinelli        7,344             5,100            2,250
         Don J. Steinhilber          5,562             3,863              161
         Mark A. Lantz               5,978             4,151              180
         George W. Murdoch           5,646             3,921              165
         Douglas J. Niemeyer         4,895             3,399              363

(3)      For temporary commuting and living expenses.

Stock Options

         There were no stock options granted in 2001 to executive officers named on the Summary Compensation Table.

               Aggregated Option/SAR Exercises in Last Fiscal Year
                         And Year-End Option/SAR Values

                                                        Number of Securities           Value of Unexercised
                               Shares                  Underlying Unexercised              In-the-Money
                             Acquired on    Value          Options/SARs at                Options/SARs at
           Name               Exercise     Realized        Fiscal Year-End               Fiscal Year-End(1)
--------------------------- ------------- ----------- ------------------------------ ------------------------------
                                 #            $             #              #              $               $
                                                       Exercisable   Unexercisable   Exercisable    Unexercisable


Victor A. Mancinelli             -            -             -           300,000           -            830,000


Don J. Steinhilber               -            -          53,536          24,512        438,408         146,136

                                 -            -          43,536          34,512        438,408         215,336
Mark A. Lantz

George W. Murdoch
                                 -            -          52,465          47,628           -               -

Douglas J. Niemeyer
                                 -            -             -            10,000           -            13,000

(1) The closing price of the Common Stock as quoted on Nasdaq on December 31, 2001 was $10.90. Value is calculated on the basis of the difference between the exercise price and $10.90, multiplied by the number of shares of Common Stock underlying "in-the-money" options.

Report of the Compensation Committee on Executive Compensation

Policies and Objectives

         The Compensation Committee of the Board of Directors (referred to herein as the "Committee") is responsible for administering the compensation and benefit programs for the Company's employees, including the executive officers. The Committee annually reviews and evaluates cash compensation and stock option grant recommendations made by the President and Chief Executive Officer for the executive officers (other than for himself) along with the rationale for such recommendations. The Committee examines these recommendations in relation to the Company's overall objectives and makes compensation recommendations to the Board of Directors for final approval. The Committee also sends to the Board of Directors for approval its recommendations on compensation for the Chairman of the Board and President and Chief Executive Officer, who do not participate in the Committee's decisions as to their compensation package.

General

         The Company has developed and implemented compensation policies, plans and practices that seek to attract and retain qualified and talented employees and enhance the profitability of the Company. The Company is committed to maximizing Shareholder value through performance, and the Committee believes that superior performance by the Company's executive and management team is an essential element to reaching that goal. The policies, plans and practices are designed to help achieve this objective by relating compensation to both Company and individual performance.

         Based on these objectives, the compensation package of the executive officers consists of four primary elements: (1) base salary; (2) incentive bonuses; (3) stock options; and (4) participation in employee benefit plans.

Base Salary

         A base salary is set for each executive officer at the beginning of each calendar year by the Board of Directors after receiving a recommendation from the Committee. The Committee recommends to the Board of Directors what it believes to be an appropriate base salary for each executive officer based on the Company's performance, the executive officer's performance, the Company's future objectives and challenges and the current competitive environment. Base salaries are intended to be relatively moderate, but competitive.

Incentive Bonuses

         The Company's policy is to base a significant portion of each executive officer's annual compensation on the financial performance of the Company. A significant portion of each executive officer's potential annual cash compensation, ranging from approximately 25 to 60 percent, is based upon the incentive bonus which is accrued during the year and paid following the conclusion of each year. The bonus is determined on the basis of a formula that compares actual performance against an earnings measurement. Financial performance in 2001 was below targeted levels, but high enough that some incentive bonuses were awarded to executive officers. Financial performance in 2000 was significantly above targeted levels resulting in incentive bonuses being awarded to executive officers. Financial performance in 1999 was significantly below targeted levels resulting in (with limited exceptions) no incentive bonuses being awarded to executive officers. For measurement of the 1999, 2000 and 2001 bonuses, the Board of Directors established diluted earnings per share targets. The target bonus level for each executive officer is determined by the Committee based upon the goals, objectives and responsibilities of each officer. The Committee may exercise some discretion in making bonus awards.

Stock Options

         Stock options are a key element in the Company's long-term compensation program. The primary purpose of stock options is to provide executive officers and other employees with a personal and financial interest in the success of the Company through stock ownership, thereby aligning the interests of such persons with those of the Company's Shareholders. Most executive officers were previously granted stock options which generally vest over 3 to 7 years, with some vesting in increments over 5 years or 6 years if the Company achieves certain financial targets. No executive officers noted in the Summary Compensation Table above, were granted stock options in 2001.

Benefit Plans

         The U.S.-based executive officers also participate in the Company's Profit Sharing Plan and 401(k) Plan described in note 2 under the Summary Compensation Table. U.S. executive officers and employees who are at least 18 years of age and have at least 1,000 hours of annual service are eligible to participate in the Profit Sharing Plan. Participation in the 401(k) Plan is immediately available to all employees (other than temporary employees) at least 18 years of age. All contributions to the Profit Sharing and 401(k) Plans are allocated to various investment alternatives, at the employee's discretion, within an account maintained on behalf of each participating employee and, to the extent vested, are distributed to the employee upon retirement, death, disability or termination of service.

Compensation of the President and Chief Executive Officer

         The compensation for the Company's President and Chief Executive Officer, Victor A. Mancinelli, is established by the Committee and approved by the Board of Directors. The Committee considers the Company's success in achieving its performance goals as well as the Committee's and Board's assessments of Mr. Mancinelli's individual performance. Mr. Mancinelli's incentive bonus is tied to the same financial goals for the Company as applied to the other executive officers and other employees eligible for such bonuses.

         The Committee believes that the executive compensation programs and practices described above are conservative and fair to the Company's Shareholders. The Committee further believes that these programs and practices serve the best interests of the Company and its Shareholders.

                                Respectfully submitted,

                                Michael G. Fisch
                                Larry D. Greene
                                Frank S. Hermance


Audit Committee

         The Board of Directors maintains an Audit Committee comprised of three of the Company's directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, Rule 4350(d)(2). The Board of Directors and the Audit Committee believe that Larry D. Greene and Frank S. Hermance are independent directors within the meaning of NASD rule 4200(a)(14). In 1995, the Board of Directors appointed David L. Horing as a member of the Company's Audit Committee. Mr. Horing is a Managing Director of American Securities Capital Partners, L.P., which with its affiliates owns 42.1% of the Company's outstanding common stock. The Board has determined that, due to Mr. Horing's educational background, including a B.S. in Economics from the University of Pennsylvania, Wharton School of Business, and an M.B.A. from Harvard University, his significant experience in financial matters as a Managing Director of American Securities Capital Partners, L.P. and his high level of financial sophistication, it is in the Company's and the Shareholders' best interests that Mr. Horing serve on the Audit Committee.

Report of the Audit Committee

         In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

         The Committee has discussed with the independent auditors matters required to be discussed under Statement on Auditing Standards No. 61 (Communications With Audit Committees). In addition, the independent auditors provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee and the independent auditors have discussed the auditors' independence from the Company and its management, including the matters in those written disclosures. Additionally, the Committee considered the financial information systems services and other non-audit services provided by the independent auditors and the fees and costs billed and expected to be billed by the independent auditors for those services reported below.

         Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as filed with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors, and the Board has approved, subject to Shareholder ratification, the selection of the Company's independent auditors.

Relationships between the Company and Its Independent Accountants

         The aggregate fees billed by the Company's independent accountants for services rendered for the year ended December 31, 2001 are as follows:

         Audit Fees
o        Fees covering audit and quarterly reviews for the year
         ended December 31, 2001                                      $273,500

         Financial System Design and Implementation Fee                   none

         All Other Fees
o        Fees incurred for other non-audit services, primarily
         for tax, employee benefit and other consulting services
         and reimbursement of expenses                                $197,600

         The Audit Committee believes such non-audit services are compatible with maintaining the principal accountant's independence.

                                 Respectfully submitted,


                                 David L. Horing
                                 Larry D. Greene
                                 Frank S. Hermance

Performance Graph

         The following graph compares the cumulative total return of CTB International Corp., the S&P Small Cap 600 Index, and a composite Peer Group Index constructed by the Company and weighted by market capitalization, which includes the following companies, but from which the Company has been excluded:
Ag Services of America, Inc.; Cal-Maine Foods, Inc.; Gehl Company; Lindsay Manufacturing Co.; Pilgrim's Pride Corp.; RDO Equipment Co.; Sanderson Farms, Inc.; and Valmont Industries, Inc. Thorn Apple Valley, Inc., and WLR Foods, Inc., which were previously included in the Peer Group Index, were acquired during 1999 and 2001 respectively, and are no longer publicly-traded entities. Consequently, the Peer Group Index for periods prior to 2001 have been restated to exclude these entities to allow comparability between all periods presented.

         The total return assumes $100 invested in the Company's common stock, the S&P Small Cap Index and the Peer Group Index on August 21, 1997. It includes reinvestment of dividends and is based on the closing stock price on the last trading day of December for the Company, the S&P Small Cap Index and the Peer Group Index.

         The comparative performance of the Company's common stock against the indexes as depicted in this graph is dependent on the price of stock at a particular measurement point in time. Since individual stocks are more volatile than broader stock indexes, the perceived comparative performance of the Company's common stock may vary based on the strength or weakness of the stock price at the new measurement point used in each future proxy statement graph. For this reason, the Company does not believe that this graph should be considered as the sole indicator of Company performance.
[OBJECT OMITTED]

Compensation Committee Interlocks and Insider Participation

         No member of the Compensation Committee during 2001 was an officer, employee or former officer of the Company or any of its subsidiaries or had any relationship requiring disclosure herein pursuant to Securities and Exchange Commission regulations. No executive officer of the Company served as a member of a compensation committee or director of another entity under circumstances requiring disclosure herein pursuant to Securities and Exchange Commission regulations.

Certain Transactions

         Under the terms of a management consulting agreement dated January 4, 1996, the Company is required to pay annual management fees of $300,000 plus expenses to ASCP.

         The Earn-Out payments related to the 1996 acquisition of the Company in a leveraged buyout transaction totaled $1,760,000 and $5,280,000 in 2000 and 1999, respectively. These amounts were paid to predecessor company Shareholders, certain of whom are current directors and officers of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's Directors and officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock, and to furnish the Company with copies of all such reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 2001, all Section 16(a) filing requirements applicable to its officers, Directors, and greater-than-10-percent beneficial owners were complied with.

Other Matters

         The Board of Directors knows of no other matters to be presented for consideration at the meeting by the Board of Directors or by Shareholders who have requested inclusion of proposals in the Proxy Statement. If any other matter shall properly come before the meeting, the persons named in the accompanying form of proxy intend to vote on such matters in accordance with their judgment.

List of Shareholders

         A list of Shareholders entitled to vote at the meeting will be available at the meeting and for five days prior to the meeting, between the hours of 9 a.m. and 5 p.m., at the Company's offices at 611 North Higbee Street, Milford, Indiana, by contacting the secretary of the Company.

Shareholder Proposals

         Any Shareholder proposals intended to be presented at the 2003 Annual Meeting must be received by the Company at its principal executive offices no later than December 4, 2002 in order to be considered for inclusion in the proxy materials.

Incorporation by Reference

         To the extent this Proxy Statement has been or will be specifically incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this Proxy Statement entitled "Report of the Compensation Committee on Executive Compensation," "Report of the Audit Committee" and "Performance Graph" shall not be deemed to be so incorporated unless specifically otherwise provided in any such filing.

10-K Report

         A copy of the Company's Annual Report for the fiscal year ended December 31, 2001 filed with the Securities and Exchange Commission on Form 10-K, is available, without charge, upon written request to Don J. Steinhilber, Vice President and Chief Financial Officer, CTB International Corp., P.O. Box 2000, Milford, Indiana 46542-2000, U.S.A.

March 27, 2002

                                                                   Appendix A


                          1999 CTB INTERNATIONAL, INC.
                              STOCK INCENTIVE PLAN
                         (As Amended February 15, 2002)

1.       Purpose of the Plan

                  The purpose of the Plan is to aid the Company and its Affiliates in recruiting and retaining key employees, directors or consultants of outstanding ability and to motivate such employees, directors or consultants to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such key employees, directors or consultants will have in the welfare of the Company as a result of their proprietary interest in the Company's success.

2.       Definitions

         The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

         (a) Act: The Securities Exchange Act of 1934, as amended, or any successor thereto.

         (b) Affiliate: With respect to the Company, any entity directly or indirectly controlling, controlled by, or under common control with, the Company or any other entity designated by the Board in which the Company or an Affiliate has an interest.

         (c) Award: An Option or Other Stock-Based Award granted pursuant to the Plan.

         (d) Beneficial Owner: A "beneficial owner", as such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).

         (e)      Board: The Board of Directors of the Company.

         (f) Change in Control: The occurrence of any of the following events:

                  (i) any Person (other than a Person holding securities representing 10% or more of the combined voting power of the Company's outstanding securities as of the Effective Date, the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the Beneficial Owner, directly or indirectly, of securities of the Company, representing 30% or more of the combined voting power of the Company's then-outstanding securities;

                  (ii) during any period of twenty-four consecutive months (not including any period prior to the Effective
                           Date), individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 2(e)(i),
                           (iii) or (iv) of the Plan or (B) a director nominated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control) whose election by the Board or nomination for election by the Company's shareholders was approved in advance by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

                  (iii) the consummation of any transaction or series of transactions under which the Company is merged or consolidated with any other company, other than a merger or consolidation which would result in the shareholders of the Company immediately prior thereto continuing to own (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                  (iv) the Company undergoes or completes a complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a liquidation of the Company into a wholly-owned subsidiary.

         (g) Code: The Internal Revenue Code of 1986, as amended, or any successor thereto.

         (h)      Committee: The Compensation Committee of the Board.

         (i)      Company: CTB International, Inc., a Delaware corporation.

         (j)      Effective Date:  The date the Board approves the Plan, March
                  26, 1999.

         (k) Fair Market Value: On a given date, the arithmetic mean of the high and low prices of the Shares as reported on such date on the Composite Tape of the principal national securities exchange on which such Shares are listed or admitted to trading, or, if no Composite Tape exists for such national securities exchange on such date, then on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if the Shares are not listed or admitted on a national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted), or, if there is no market on which the Shares are regularly quoted, the Fair Market Value shall be the value established by the Committee in good faith. If no sale of Shares shall have been reported on such Composite Tape or such national securities exchange on such date or quoted on the National Association of Securities Dealer Automated Quotation System on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used.

         (l) ISO: An Option that is also an incentive stock option granted pursuant to Section 6(d) of the Plan.

         (m) Other Stock-Based Awards: Awards granted pursuant to Section 7 of the Plan.

         (n) Option: A stock option granted pursuant to Section 6 of the Plan.

         (o) Option Price: The purchase price per Share of an Option, as determined pursuant to Section 6(a) of the Plan.

         (p) Participant: An employee, director or consultant who is selected by the Committee to participate in the Plan.

         (q) Performance-Based Awards: Certain Other Stock-Based Awards granted pursuant to Section 7(b) of the Plan.

         (r)      Person: A "person", as such term is used for purposes of
                  Section 13(d) or 14(d) of the Act (or any successor section thereto).

         (s)      Plan: The 1999 CTB International, Inc. Stock Incentive Plan.

         (t)      Shares:  Shares of common stock of the Company.

         (u) Subsidiary: A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

3.       Shares Subject to the Plan

         The total number of Shares which may be issued under the Plan is 1,000,000. The maximum number of Shares for which Options may be granted during a calendar year to any Participant shall be 300,000. The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Shares or the payment of cash upon the exercise of an Award shall reduce the total number of Shares available under the Plan, as applicable. Shares which are subject to Awards which terminate or lapse may be granted again under the Plan.

4.       Administration

         The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are each "non-employee directors" within the meaning of Rule 16b-3 under the Act (or any successor rule thereto) and "outside directors" within the meaning of Section 162(m) of the Code (or any successor section thereto). The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). The Committee shall require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the exercise of an Award. It shall be a condition to the obligation of the Company to deliver Shares upon the exercise of a Stock Option or upon exercise, settlement or payment of any Other Stock-Based Grant that the Participant pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes unless the Committee specifies otherwise. The Participant may elect to pay a portion or all of such withholding taxes by (a) delivery in Shares or (b) having Shares withheld by the Company from any Shares that would have otherwise been received by the Participant.

5.       Limitations

         No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

6.       Terms and Conditions of Options

         Options granted under the Plan shall be, as determined by the Committee, non-qualified or incentive stock options for federal income tax purposes, as evidenced by the related Award agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

         (a) Option Price. The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Shares on the date an Option is granted.

         (b) Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted.

         (c) Exercise of Options. Except as otherwise provided in the Plan or in an Award agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of Section 6 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii) or (iii) in the following sentence. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Participant (i) in cash or its equivalent (e.g., by check), (ii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Committee or generally accepted rules of accounting), (iii) partly in cash and partly in such Shares or
                  (iv) through the delivery of irrevocable instruments to a broker to deliver promptly to the Company an amount equal to the aggregate option price for the shares being purchased. No Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

         (d) ISOs. The Committee may grant Options under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of Section 422 of the Code (or any successor section thereto). No ISO may be granted to any Participant who at the time of such grant, owns more than ten percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Option Price for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of such ISO or (ii) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition.

7.       Other Stock-Based Awards

         (a) Generally. The Committee, in its sole discretion, may grant Awards of Shares, Awards of restricted Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares ("Other Stock-Based Awards"). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

         (b) Performance-Based Awards. Notwithstanding anything to the contrary herein, certain Other Stock-Based Awards granted under this Section 7 may be granted in a manner which is deductible by the Company under Section 162(m) of the Code (or any successor section thereto) ("Performance-Based Awards"). A Participant's Performance-Based Award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii)no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25 percent of the relevant performance period. The performance goals, which must be objective, shall be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per Share; (v) book value per Share; (vi) return on shareholders' equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure;
                  (x) profitability of an identifiable business unit or product;
                  (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital and (xviii) return on assets. The foregoing criteria may relate to the Company, one or more of its Subsidiaries or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code (or any successor section thereto), the
                  performance   goals  may  be  calculated   without  regard to
                  extraordinary items. The maximum amount of a Performance-Based Award during a calendar year to any Participant shall be: (x) with respect to Performance-Based Awards that are Options, 300,000 Shares and (y) with respect to Performance-Based Awards that are not Options, $200,000. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period; provided, however, that a Participant may, if and to the extent permitted by the Committee and consistent with the provisions of Section 162(m) of the Code, elect to defer payment of a Performance-Based Award.

8.       Adjustments Upon Certain Events

         Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

         (a) Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or any other corporate exchange, combination or transaction, or any distribution to shareholders of Shares other than regular cash dividends, the Committee in its sole discretion may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the Option Price and/or (iii) any other affected terms of such Awards.

         (b) Change in Control. Except as otherwise provided in an Award agreement, in the event of a Change in Control, the Committee in its sole discretion and without liability to any person may take such actions, if any, as it deems necessary or desirable with respect to any Award (including, without limitation, (i) the acceleration of an Award, (ii) the payment of an amount, made in cash or stock, in exchange for the cancellation of an Award, (iii) the termination of an Award after a Participant has been afforded a certain period of time to exercise such Award following the Change in Control, and/or (iv) the requiring of the issuance of substitute Awards that will substantially preserve the value, rights and benefits of any affected Awards previously granted hereunder) as of the date of the consummation of the Change in Control.

9.       No Right to Employment

         The granting of an Award under the Plan shall impose no obligation on the Company or any Subsidiary to continue the employment of a Participant and shall not lessen or affect the Company's or Subsidiary's right to terminate the employment of such Participant.

10.      Successors and Assigns

         The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

11.      Nontransferability of Awards

         Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.

12.      Amendments or Termination

         The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which, (a) without the approval of the shareholders of the Company, would (except as is provided in Section 8 of the Plan), increase the total number of Shares reserved for the purposes of the Plan or change the maximum number of Shares for which Awards may be granted to any Participant or (b) without the consent of a Participant, would impair any of the rights or obligations under any Award theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws. Notwithstanding anything to the contrary herein, the Board may not amend, alter or discontinue the provisions relating to Section 8(b) of the Plan after the occurrence of a Change in Control.

13.      International Participants

         With respect to Participants who reside or work outside the United States of America and who are not (and who are not expected to be) "covered employees" within the meaning of Section 162(m) of the Code, the Committee may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms with the requirements of local law.

14.      Choice of Law

         The Plan shall be governed by and construed in accordance with the laws of the State of Indiana, without regard to conflicts of laws.

15.      Effectiveness of the Plan

         The Plan shall be effective as of the Effective Date, subject to the approval of the shareholders of the Company. No payment of any Awards granted hereunder shall be made without such shareholders' approval.